CASTLE
CONVERTIBLE              Meeting the challenge
FUND,                    of investing
INC.


                             Semi-Annual Report
                               April 30, 1997






Dear Shareholder:

      The exceptionally strong economy in the first quarter rekindled fears that the economy was growing so rapidly that demand would outstrip supply, leading to an acceleration in inflation. The Federal Reserve began to signal its intent to raise short-term interest rates to prevent inflation from taking hold. The rate increase on March 25, therefore, came as no surprise. The real issue was how restrictive monetary policy would have to become to slow down the economy and prevent a resurgence in inflation.

      The steady stream of statistics measuring the economy's performance now indicates that by the start of the second quarter the economy had slowed from the rapid pace recorded in the first quarter of 1997. We expect that the economy will generate a moderate 2.0 to 2.5% rate of growth in the months ahead. Most measures of inflation continue to show little sign of accelerating. Commodity prices are stable since most raw materials are in ample supply. Despite the drop in the unemployment rate, wage gains still remain moderate. Acute labor shortages resulting in higher wages remain confined to certain industries and certain regions of the country. Intense competitive pressures and a well-entrenched resistance to higher prices still limit companies from passing through higher costs. We believe that because of the prospect for moderate economic growth and limited inflation, the Federal Reserve will not raise interest rates in the near future.

      Fears about a stronger economy, higher inflation and weak corporate profits began to worry investors in February. The S&P which reached an all-time high of 816 on February 18 began to retreat in the face of growing investor anxiety. By April 11, the S&P had fallen almost 10%. The fixed income market also fared poorly. As evidence mounted that the economy had slowed and the need for another round of tightening by the Federal Reserve became less compelling, the markets began to turn up. By the end of April the stock market had regained most of the ground it had lost.

      Castle Convertible Fund did not fare as well, recording a loss of 3.22% on a NAV basis for the three months ended April 30. A few holdings in the portfolio suffered price declines because of earnings shortfalls or other disappointments, but most of the drop in the value reflected the market pullback. We are pleased to report that Castle made excellent progress through May and early June in recovering the ground lost in the second fiscal quarter. The benign outlook for the financial markets should permit Castle to continue to build on these returns.

                                       Respectfully submitted,

                                       /s/ David D. Alger

                                       David D. Alger
                                       President
June 18, 1997

CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 1997

 Principal   Corporate Convertible
  Amount      Bonds--53.2%                               Value
-----------------------------------------------------------------

             AEROSPACE--3.7%
$  400,000   Diagnostic/Retrieval Systems,
              Inc., Sr.  Sub. Cv. Notes, 9.00%,
              10/1/03(a)..........................    $   488,000
 2,000,000   Rohr Industries Inc., Cv. Sub.
              Deb., 7.00%, 10/1/12................      1,780,000
                                                      -----------
                                                        2,268,000
                                                      -----------
             BUILDING & CONSTRUCTION--1.7%
 1,000,000   Masco Corp., Cv. Sub. Deb.,
              5.25%, 2/15/12......................      1,025,000
                                                      -----------
             COMPUTER RELATED & BUSINESS
              EQUIPMENT--.5%
   400,000   HMT Technology Corporation, Cv.
              Sub. Notes, 5.75%, 1/15/04(a).......        322,000
                                                      -----------
             ENERGY--9.9%
 2,100,000   Ashland Inc., Cv. Sub. Deb.,
              6.75%, 7/1/14.......................      2,173,500
 1,850,000   Consolidated Natural Gas, Cv. Sub.
              Deb., 7.25%, 12/15/15...............      1,942,500
 2,000,000   Enserch, (Eurodollar), Cv. Sub.
              Deb., 6.375%, 4/1/02................      1,980,000
                                                      -----------
                                                        6,096,000
                                                      -----------
             FINANCIAL SERVICES--2.0%
   250,000   Penn Treaty America Corp., Cv.
              Sub. Notes, 6.25%, 12/1/03(a).......        286,875
 1,230,000   Southern Pacific Funding, Cv. Sub.
              Notes, 6.75%, 10/15/06..............        968,625
                                                      -----------
                                                        1,255,500
                                                      -----------
             HEALTHCARE--12.5%
 3,016,000   Beverly Enterprises, Cv. Sub. Deb.,
              7.625%, 3/15/03.....................      3,008,460
 1,450,000   Centocor, Inc., (Eurodollar), Cv.
              Sub. Deb., 6.75%, 10/16/01..........      1,428,250
 1,000,000   Ciba Geigy Corp., Exch. Sub.
              Deb., 6.25%, 3/15/16(a).............      1,015,000
 1,000,000   Medical Care International , Cv.
              Sub. Deb., 6.75%, 10/1/06...........        967,500
 1,000,000   Medical Care International,
              (Eurodollar), Cv. Sub. Deb.,
              6.75%, 10/1/06......................        977,500
   300,000   Sepracor Inc., Cv. Sub. Deb.,
              7.00%, 12/1/02(a)...................        345,750
                                                      -----------
                                                        7,742,460
                                                      -----------
             MANUFACTURING--2.0%
 1,250,000   Quanex Corp., Cv. Sub. Deb.,
              6.88%, 6/30/07......................      1,268,750
                                                      -----------
             METALS--3.0%
 1,750,000   Inco Limited, Cv. Sub. Deb.,
              7.75%, 3/15/16......................      1,850,625
                                                      -----------
             REAL ESTATE--1.8%
 1,000,000   Developers Diversified Realty
              Corp., Cv. Sub. Deb., 7.00%,
              8/15/99.............................      1,092,500
                                                      -----------
             RESTAURANTS & LODGING--2.4%
   300,000   Boston Chicken Inc., Cv. Sub.
              Deb., 7.75%, 5/1/04.................        322,500
$1,500,000   Signature Resorts Inc.,  Cv. Sub.
              Notes, 5.75%, 1/15/07...............    $ 1,160,625
                                                      -----------
                                                        1,483,125
                                                      -----------
             RETAILING--10.6%
 1,500,000   Costco Wholesale, Cv. Sub. Deb.,
              5.75%, 5/15/02......................      1,473,750
 1,240,000   Fabri-Centers of America, Inc.,
              Cv. Sub. Deb., 6.25%, 3/1/02........      1,202,800
 1,000,000   Men's Wearhouse Inc., Cv. Sub.
              Notes, 5.25%, 3/1/03................        977,500
 1,500,000   Michaels Stores Inc., Cv. Sub.
              Deb., 6.75%, 1/15/03................      1,305,000
   500,000   Nine West Group Inc.,  Cv. Sub.
              Notes, 5.50%, 7/15/03(a)............        456,875
 1,250,000   Saks Holdings Inc., Cv. Sub.
              Notes, 5.50%, 9/15/06...............        995,313
   100,000   Waban Inc., Cv. Sub. Deb., 6.50%,
              7/1/02..............................        109,000
                                                      -----------
                                                        6,520,238
                                                      -----------
             SEMICONDUCTOR--2.7%
   750,000   National Semiconductor, Cv. Sub.
              Notes, 6.50%, 10/1/02(a)............        736,875
 1,000,000   VLSI Technology Inc.,  Cv. Sub.
              Notes, 8.25%, 10/1/05...............        950,000
                                                      -----------
                                                        1,686,875
                                                      -----------
             TRANSPORTATION--.4%
   200,000   Laidlaw Corp., Cv. Sub. Notes,
              8.00%, 5/1/01.......................        247,000
                                                      -----------
             Total Corporate Convertible Bonds
              (Cost $32,065,202)..................     32,858,073
                                                      -----------
             Convertible Preferred
  Shares      Stocks--15.8%
----------

             BUILDING & CONSTRUCTION--2.9%
    30,000   Southdown Corp., Cv. $2.875
              Pfd., Series D......................      1,807,500
                                                      -----------
             FOODS & BEVERAGES--1.2%
    15,000   Chiquita Brands International Inc.,
              $2.875 Cv. Pfd. A...................        716,250
                                                      -----------
             LEISURE & ENTERTAINMENT--1.6%
    17,000   Royal Caribbean Cruises Limited,
              $3.625 Cv. Pfd. A...................        977,500
                                                      -----------
             PAPER PACKAGING & FOREST
              PRODUCTS--4.8%
    60,000   James River Corp., Dep. Shrs.,
              $3.50 Exch. Pfd., Series L..........      3,000,000
                                                      -----------
             RAW MATERIAL PROCESSING--3.6%
    20,000   Bethlehem Steel Corporation, $5.00
              Cum. Pfd............................      1,015,000
    15,000   Howell Corp., $3.50 Cum. Pfd.........        740,625
    10,000   TIMET Capital Trust I, $3.3125
              Cv. Pfd. (a)........................        453,750
                                                      -----------
                                                        2,209,375
                                                      -----------
             REAL ESTATE--1.7%
    40,000   Security Capital Industrial Trust,
              7.00%, Cv. Pfd......................      1,045,000
                                                      -----------
             Total Convertible Preferred Stocks
              (Cost $8,770,573)...................      9,755,625
                                                      -----------

             Mandatory Convertible
  Shares      Securities--5.7%                           Value
-----------------------------------------------------------------

             COMMUNICATIONS--1.4%
    30,000   AirTouch Communications, 6.00%
              Cv. Pfd., Class B, 8/16/99(b).......    $   836,250
                                                      -----------
             ENERGY--1.3%
    30,100   MCN Corp., 8.75%, Pfd.,
              4/30/99(b)..........................        801,413
                                                      -----------
             FINANCIAL SERVICES--1.7%
    45,000   The Money Store Inc., $1.72
              Cv. Pfd., 12/1/99(b)................      1,035,000
                                                      -----------
             PAPER PACKAGING & FOREST
              PRODUCTS--1.3%
    12,000   Ikon Office Solutions Inc., Dep.
              Shrs., $5.04 Cv. Pfd., Series BB,
              10/1/98(b)..........................        816,000
                                                      -----------
             Total Mandatory Convertible
              Securities (Cost $3,884,460)........      3,488,663
                                                      -----------
             Common Stocks--10.3%
             UTILITIES
    45,000   American Electric Power Co., Inc.....      1,822,500
    38,000   OGE Energy Corp......................      1,577,000
    50,000   Public Service Colorado..............      1,937,500
    43,000   Puget Sound Energy...................      1,053,500
                                                      -----------
             Total Common Stocks
              (Cost $4,733,197)...................      6,390,500
                                                      -----------
 Principal   Short-Term Corporate
  Amount      Notes--13.7%                               Value
-----------------------------------------------------------------

$1,136,000   BAT Capital Corp., 5.50%,
              5/7/97..............................    $ 1,133,570
 1,401,000   Cooperative Association of Dealers,
              Inc., 5.53%, 5/5/97.................      1,399,493
 1,106,000   Countrywide Funding Corp., 5.47%,
              5/1/97..............................      1,104,319
   174,000   Fingerhut Owner Trust, 5.56%,
              5/7/97..............................        173,812
   173,000   Green Tree Financial Corp., 5.58%,
              5/1/97..............................        172,651
 1,136,000   Green Tree Financial Corp., 5.57%,
              5/5/97..............................      1,133,891
   867,000   Green Tree Financial Corp., 5.59%,
              5/8/97..............................        865,250
 1,240,000   Merrill Lynch & Co., Inc., 5.50%,
              5/14/97.............................      1,237,158
 1,240,000   Philip Morris Cos., Inc., 5.48%,
              5/14/97.............................      1,237,169
                                                      -----------
             Total Short-Term Corporate Notes
              (Cost $8,457,313)...................      8,457,313
                                                      -----------
Total Investments
 (Cost $57,910,745)(c)..................     98.7%     60,950,174
Other Assets in Excess of Liabilities...      1.3         789,518
                                            ---------------------
Total Net Assets........................    100.0%    $61,739,692
                                            =====================

--------------------
<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
<Fb>  These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
<Fc>  At April 30, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $57,910,745, amounted to $3,039,429, which consisted of aggregate gross unrealized appreciation of $4,450,130 and aggregate gross unrealized depreciation of $1,410,701.

                              --------------------

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)


ASSETS:
  Investments in securities, at value (cost $57,910,745),
   see accompanying schedule of investments................             $60,950,174
  Cash.....................................................                     423
  Receivable for investment securities sold................                 371,717
  Dividends and interest receivable........................                 509,438
  Prepaid expenses.........................................                  10,619
                                                                        -----------
    Total Assets...........................................              61,842,371
LIABILITIES:
  Investment advisory fees payable.........................   $38,273
  Directors' fees payable..................................     3,260
  Accrued expenses.........................................    61,146
                                                              -------
    Total Liabilities......................................                 102,679
                                                                        -----------
NET ASSETS applicable to 2,236,003 outstanding shares of
 $0.01 par value (10,000,000 shares authorized)............             $61,739,692
                                                                        ===========
NET ASSET VALUE PER SHARE..................................             $     27.61
                                                                        ===========

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (Unaudited)


INVESTMENT INCOME:
  Income:
    Interest................................................                 $1,314,654
    Dividends...............................................                    704,124
                                                                             ----------
      Total Income..........................................                  2,018,778
  Expenses:
    Investment advisory fees--Note 2(a).....................   $   240,422
    Directors' fees.........................................        19,836
    Custodian and transfer agent fees.......................        18,049
    Shareholder reports.....................................        15,911
    Professional fees.......................................         6,326
    Bookkeeping fees........................................         9,000
    Miscellaneous...........................................         9,057
                                                               -----------
      Total Expenses........................................                    318,601
                                                                             ----------
NET INVESTMENT INCOME.......................................                  1,700,177
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................     4,088,856
  Net change in unrealized depreciation on investments......    (4,867,321)
                                                               -----------
  Net realized and unrealized gain (loss) on investments....                   (778,465)
                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $  921,712
                                                                             ==========


STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Six Months Ended
                                                                             April 30, 1997     Year Ended
                                                                              (Unaudited)    October 31, 1996
                                                                            ---------------------------------
FROM INVESTMENT ACTIVITIES:
  Net investment income..................................................      $ 1,700,177     $ 3,482,804
  Net realized gain on investments.......................................        4,088,856       3,485,300
  Net change in unrealized appreciation (depreciation) on investments....       (4,867,321)        747,343
                                                                               ---------------------------
    Net increase in net assets resulting from operations.................          921,712       7,715,447
                                                                               ---------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income..................................................       (1,922,965)     (3,555,247)
  Net realized gains.....................................................       (3,309,288)     (1,587,562)
                                                                               ---------------------------
    Total dividends......................................................       (5,232,253)     (5,142,809)
                                                                               ---------------------------
    Net increase (decrease) in net assets................................       (4,310,541)      2,572,638
NET ASSETS:
  Beginning of period....................................................       66,050,233      63,477,595
                                                                               ---------------------------
  End of period (including undistributed net investment income of $556,886
   and $779,674, respectively)...........................................      $61,739,692     $66,050,233
                                                                               ===========================

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                       Six                                      Four
                                      Months        Year          Year          Months
                                       Ended        Ended         Ended         Ended                Year Ended June 30,
                                     April 30,   October 31,   October 31,   October 31,   ----------------------------------------
                                    1997(i)(ii)     1996          1995         1994(ii)        1994           1993         1992
                                    -----------------------------------------------------------------------------------------------

Net asset value, beginning
 of period........................    $29.54     $28.39        $25.77        $25.07        $27.29        $24.20        $22.18
                                     ----------------------------------------------------------------------------------------------
Net investment income.............      0.76       1.56          1.74          0.52          1.62          1.68          1.70
Net realized and unrealized gain
 (loss) on investments............     (0.35)      1.89          3.29          0.58         (1.60)         3.23          2.02
                                     ----------------------------------------------------------------------------------------------
Total from investment operations..      0.41       3.45          5.03          1.10          0.02          4.91          3.72
                                     ----------------------------------------------------------------------------------------------
Dividends from net investment
 income...........................     (0.86)     (1.59)        (1.60)        (0.40)        (1.67)        (1.82)        (1.70)
Distributions from net realized
 gains............................     (1.48)     (0.71)        (0.81)           --         (0.57)           --            --
                                     ----------------------------------------------------------------------------------------------
      Total Distributions.........     (2.34)     (2.30)        (2.41)        (0.40)        (2.24)        (1.82)        (1.70)
                                     ----------------------------------------------------------------------------------------------
Net asset value, end of period....    $27.61     $29.54        $28.39        $25.77        $25.07        $27.29        $24.20
                                     ==============================================================================================
Market value, end of period.......    $23.50     $25.38        $25.63        $24.38        $22.25        $26.50        $21.25
                                     ==============================================================================================

Total investment return based on
 market value per share...........      1.19%      8.14%        15.82%        11.28%        (8.41%)       34.26%        22.78%
                                     ==============================================================================================

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)................   $61,740    $66,050       $63,478       $57,207       $55,665       $60,365       $53,537
                                     ==============================================================================================
  Ratio of expenses to average net
   assets.........................      1.00%      1.03%(iii)    1.05%(iii)    1.04%(iii)    1.05%(iii)    1.06%(iii)    1.10%(iii)
                                     ==============================================================================================
  Ratio of net investment income
   to average net assets..........      5.33%      5.44%         6.62%         6.02%         6.02%         6.50%         7.24%
                                     ==============================================================================================
  Portfolio Turnover Rate.........     27.84%     63.68%        52.80%         8.65%        29.38%        52.63%        68.69%
                                     ==============================================================================================
  Average Commission Rate Paid....    $.0708     $.0703
                                     ==================

--------------------
<Fi>    Unaudited.
<Fii>   Ratios have been annualized; total return has not been annualized.
<Fiii>  Reflects total expenses, including custody fees offset by earnings credits resulting from balances left on deposit. The expense ratios net of earnings credits would have been 1.02% and 1.03% for the years ended October 31, 1996 and 1995, respectively. Expense ratios for the periods ended prior to October 31, 1995, have been reduced to reflect the effect of custody fees offset by earnings credits, if any.

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees--Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net assets.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the six months ended April 30, 1997, no reimbursement was required pursuant to the Contract. For the six months ended April 30, 1997, the total investment advisory fee charged to the Fund amounted to $240,422, and the Adviser received $9,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the six months ended April 30, 1997, the Fund incurred fees of approximately $6,900 for services provided by Alger Services and reimbursed Alger Services approximately $2,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates--At April 30, 1997, the Adviser and its affiliates owned 308,756 shares of the Fund.

NOTE 3--Securities Transactions:

      During the six months ended April 30, 1997, purchases and sales of investment securities, excluding short-term securities, aggregated $16,493,718 and $25,208,328, respectively.

NOTE 4--Components of Net Assets:

      At April 30, 1997, the Fund's net assets consisted of:



Paid-in capital..........................    $54,012,068
Undistributed net investment income......        556,886
Undistributed net realized gain..........      4,131,309
Net unrealized appreciation..............      3,039,429
                                             -----------
NET ASSETS...............................    $61,739,692
                                             ===========



CASTLE
CONVERTIBLE              Meeting the challenge
FUND,                    of investing
INC.


Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038
--------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811

--------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.